                                                        AMERICAN SKANDIA TRUST
                                          Supplement to Prospectus dated September 17, 2001,
                                                 as supplemented on September 18, 2001

                                                      AST Money Market Portfolio

Due to the events of September 11, 2001 and the subsequent  closure of the New York Stock  Exchange,  the change to the sub-advisor for the AST Money Market  Portfolio will not be effective as of September 17, 2001.  Wells Fargo Capital  Management,  Inc. will become the
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sub-advisor  for the AST Money Market  portfolio as disclosed in the  prospectus  as soon as reasonably  practicable  once the New York
Stock Exchange reopens.  AST anticipates that the change of sub-advisor will take place on or about September 24, 2001.

                                                  AST Alger All-Cap Growth Portfolio

Due to the events of September 11, 2001,  effective  September 17, 2001,  Massachusetts  Financial Services Company ("MFS") will act as interim  co-portfolio  manager for the AST Alger All-Cap  Growth  Portfolio.  Personnel  from the MFS team  currently  responsible  for managing the AST MFS Growth Portfolio will assume  day-to-day  management of the AST Alger All-Cap Growth Portfolio in conjunction with personnel  from Fred Alger  Management,  Inc. The MFS portfolio  manager  responsible  for the  co-management  of the AST Alger All-Cap
Growth  Portfolio is Stephen  Pesek.  Mr. Pesek,  a Senior Vice  President of MFS, has managed the AST MFS Growth  Portfolio  since its inception and has been employed by MFS in the investment management area since 1994.

                                        AST American Century International Growth Portfolio and
                                        AST American Century International Growth Portfolio II

Shareholders  have  approved  the merger of the AST American  Century  International  Growth  Portfolio  and the AST  American  Century
International  Growth Portfolio II. However,  due to the events of September 11, 2001 and the subsequent  closure of the New York Stock
Exchange,  this  approved  merger will not be  effective  as of  September  17,  2001.  Completion  of the merger will occur as soon as
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reasonably  practicable  once the New York Stock  Exchange  reopens.  AST  anticipates  that the approved  merger will take place on or about September 24, 2001.

                                                  AST INVESCO Equity Income Portfolio

Effective September 17, 2001, Robert Hickey replaced Jerry Paul as the portfolio manager of the AST INVESCO Equity Income Portfolio.

Accordingly,  the section of the Prospectus  entitled  "Management of the Trust -- Sub-advisors - INVESCO Funds Group, Inc." (page 116)
is amended by deleting the second paragraph and replacing it with the following:

The portfolio  managers  responsible  for the day-to-day  management of the AST INVESCO  Equity Income  Portfolio are Charles P. Mayer,
Portfolio  Co-Manager,  and Robert (Bob)  Hickey,  Portfolio  Co-Manager.  Mr. Mayer began his  investment  career in 1969 and is now a director and a senior vice president of INVESCO.  Mr. Hickey,  who recently joined INVESCO as vice president,  had been the director of corporate bonds for Van Kampen Investments and had been affiliated with Van Kampen since 1988.